DNP Select Income Fund Inc.

First Quarter Report March 31, 2007

     Fund Distributions and Managed Distribution Plan: In February 2007, the Fund’s Board of Directors adopted a Managed Distribution Plan (“MDP”), which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the MDP, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders. Whenever any portion of any Fund distribution is derived from a source other than net investment income, the Investment Company Act of 1940 (the “1940 Act”) and related SEC rules require the Fund to furnish shareholders with a statement disclosing what portion of the payment per share is derived from net investment income, net short-term capital gains, net long-term capital gains, and return of capital. A copy of the most recent such statement appears on page 16 of this report. To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s MDP. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

     The amounts and sources of distributions reported in statements furnished pursuant to the 1940 Act are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The 1940 Act and related SEC rules generally prohibit investment companies from distributing long-term capital gains, as defined in the Internal Revenue Code (“IRC”), more often than once in a twelve-month period. To the extent that the Fund’s distributions of net long-term capital gain for a taxable year are offset by the Fund’s capital loss carryovers, such distributions are not treated by the IRC as long-term capital gain dividends. Instead such distributions are treated as additional ordinary dividends or as a return of capital, depending on whether the Fund has undistributed earnings. To date, all of the Fund’s distributions of net long-term capital gain have been fully offset by the Fund’s capital loss carryovers, and therefore none of those distributions have constituted long-term capital gain dividends as defined in the IRC. Funds that have adopted a MDP generally seek exemptive relief from the SEC, permitting them to distribute long-term capital gains more than once a year. In order to potentially augment the sources from which the Fund’s monthly distribution can be paid after its capital loss carryovers have been fully utilized, the Fund applied for such exemptive relief in April 2007. If the granting of exemptive relief is denied or delayed by the SEC, and the Fund still needs to supplement its investment income from other sources after utilizing all of its tax loss carryovers, the Fund’s monthly shareholder distributions may include a portion of tax return of capital in order to maintain the distribution rate. Even if the Fund receives exemptive relief from the SEC, a tax return of capital could also occur if the Fund were to distribute more than its income and net realized capital gains. Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital.

     The Board may amend, suspend or terminate the MDP without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the MDP had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The MDP is described in a Question and Answer format on your Fund’s website, http://www.dnpselectincome.com.

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the first quarter of 2007. The 6.5 cents per share monthly rate, without compounding, would be 78 cents annualized, or a 6.93% common stock dividend yield based on the March 30, 2007 closing price of $11.25 per share. That yield compares favorably with the quarter-end yields of 2.23% on the Dow Jones Utility Index and 2.89% on the S&P Utilities Index. Please refer to the inside front cover of this report for important information about the Fund’s distributions.

     Your Fund had a total return (income plus change in market price) of 5.9% for the quarter ended March 31, 2007. This total return was somewhat below the 7.4% total return of the composite of the S&P Utilities Index and the Lehman Utility Bond Index reflecting the stock and bond ratio of the Fund (the “Composite Index”). In comparison, the S&P Utilities Index–a stock only index–had a total return of 9.3% . The S&P Utilities Index return was aided by two factors. First, a private equity consortium aggressively bid up the share price of one of the largest weighted component companies of the index. Second, higher commodity prices benefited the energy merchant sector within the utility group. Energy merchants are companies that generate, transmit, or purchase for resale electricity as a commodity in the unregulated wholesale market. Your Fund does not have much exposure to the energy merchants because of their typically lower yields and higher risk profiles.

     On a longer-term basis, as of March 31, 2007, your Fund had a five-year cumulative total return of 46.8%, below the 55.3% return of the Composite Index. In comparison, the S&P Utilities Index had a total return during that period of 64.2% . It is important to note that the Composite Index and the S&P Utilities Index include no fees or expenses. The following table compares the performance of your Fund to various market benchmarks.

			Cumulative Total Return*
	DNP Select Income
For the periods indicated	Fund Inc.		Composite	S&P 500	Lehman Brothers
through March 31, 2007	Market	NAV	Index	Utilities Index	Utility Bond Index
One year	16.2%	31.6%	26.4%	33.7%	7.3%
Five years	46.8%	78.6%	55.3%	64.2%	28.8%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Lehman Brothers Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Lehman Brothers Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     Industry Review. As part of the review of our investment process, Fund analysts prepare annual industry reviews and outlooks for presentation to the Board of Directors. These reviews bring into focus certain factors affecting the utility and REIT industries’ operating and financial performance. Following are highlights from those reviews.

     Electric Utilities—How is the weather? Overall conditions remain nearly ideal. However, occasional thunderstorms are expected. In addition, certain regions may be adversely affected by heat waves, even though major systems will remain isolated. Over time, we anticipate that the landscape will turn increasingly green.

     The statement above is not a weather report. It summarizes the current climate of the electric utility industry in terms of company fundamentals, regulatory risks, tightening reserve margins, merger and acquisition activity, and environmental compliance measures, respectively.

     From a fundamental perspective most electric companies remain financially strong. Cash flow remains robust and balance sheets are solid. Managements are focused on improving and growing their core operating competencies. Although needed capital expenditures for new generation, distribution and transmission equipment and for environmental compliance will increasingly drive the need for external funding, the sector continues to benefit from the financial prudence lessons taught by the Enron crisis. One particular lesson is literally paying dividends, as many utility companies acknowledge that income oriented investors comprise a significant portion of their investor base.

     Regarding regulatory matters, most jurisdictions remain constructive and well balanced between the interests of companies and ratepayers. Regulators have generally been receptive to company requests for recovery of increased fuel costs and have allowed reasonable rates of return to be earned on environmental and reliability investments. However, during 2006 and continuing this year, politicians and regulators in a handful of states have objected to, and have taken action to limit or prevent potentially large consumer rate increases. Each of these states chose the path of deregulated electricity markets years ago and froze rates, but are currently objecting to perceived market design flaws which, with the passage of time, have resulted in potential electric rate increases as high as 80 percent. We expect regulatory and legislative backlash to continue in specific states. In contrast, another state is receiving the support of its largest utility in re-regulating electric utility rates under a traditional cost-based structure.

     Over the next few years power markets are expected to tighten across the country due to continued demand growth, increasing construction costs, and the hesitancy of companies to commit large sums of capital to new generation projects because of environmental uncertainties. It is even possible that during extreme weather conditions generation will be stressed to the point of brownouts or blackouts. Tight markets are favorable for existing generators, since power prices are likely to rise as reserve margins fall. In the Northeastern U.S., where electricity wholesale markets are deregulated, market administrators have instituted capacity payments that incentivize investment in generation. It is uncertain how successful the payments will be in encouraging new large construction projects.

     The Public Utility Holding Company Act, which set restrictions on utility mergers, was repealed, effective in 2006, but that repeal has had minimal impact to date. As we expected, utility mergers and acquisitions remain challenging and time-consuming. State regulators are guarding the public interest, and we expect them to continue to manage the process. During 2006 two high profile transactions were abandoned due to pressure from regulators to produce significant (and disproportionate) merger benefits for ratepayers. Currently, state legislators and regulators attempting to ensure that ratepayers receive their “fair share” of merger benefits are scrutinizing the proposed acquisition of TXU Corp, a large utility in the Southwest, by a private equity consortium.

     Our world is becoming more environmentally aware. Environmental concerns have taken on a renewed urgency in Washington and worldwide. Across the globe governments are requiring utility companies to supply increasing percentages of their electricity generation from renewable energy resources like wind, solar, and biomass. A recent Supreme Court ruling upheld the Environmental Protection Agency’s authority to regulate automotive greenhouse gas emissions. That ruling also has implications for the regulation of emissions from power plants. We expect that Federal level greenhouse gas regulations will be implemented in the U.S. prior to the end of this decade. Some generators will benefit, especially those with heavy nuclear concentrations, and to a lesser extent those with gas. The impact on coal-based generators will depend on the form, timing, and extent of emission standards.

     Telecommunications—Performance Catches Up With Fundamentals: After several difficult years, 2006 turned out to be a very good year for telecommunications companies’ share values. Investors finally recognized the stabilizing fundamentals we have written about in our shareholder letters since 2004. Many benefits from consolidation in the wireless and long distance segments were realized in 2006, and it appeared that competitive pressures on traditional wireline businesses were stabilizing

     What about the future? We believe convergence is the overriding theme for the telecommunication industry right now and over the next few years. It is an old theme that has taken on new life, driven by the transition to Internet protocol (“IP”) technology. Traditionally, communications media have been separate and their services distinct. Broadcasting, voice telephony, and on-line computer services were different and operated on different platforms–TV and radio sets, telephones and computers. Now, using IP, a single platform can deliver all these services.

     The convergence of platforms creates efficiencies for telecommunication providers because one communication network can provide multiple services as well as some services like video that couldn’t be offered economically on traditional circuit-switched communication networks. It will require an expensive, multi-year effort to transition to IP-capable equipment, but that transition is essential for the future of telecommunications. The next generation networks will significantly reduce operating costs and create new revenue opportunities.

     Cable companies are likewise pursuing the opportunity afforded by the convergence of platforms to sell not only video services, but also Internet access and telecommunications services. Recently, they have also begun to resell wireless service, which enables them to offer a “quadruple bundle.” An attractive video offering by the telecom companies would provide an equally attractive bundle, helping to protect their consumer wireline business from line loss and increasing revenue per access line. Some telecom operators in Europe and Hong Kong are already seeing the benefits from this strategy. This year and next year will be important for domestic telecommunication companies as their video strategies begin to take hold.

     Wireless telephony has been the growth engine in the telecom sector in recent years. With U.S. wireless penetration now at 76%, subscriber growth is expected to slow from its record pace. People who still do not have cell phones are likely to be hard (and expensive) to sign up. Consequently, adding incremental subscribers while maintaining profit margins will be a challenge for telecom companies going forward. Although wireless subscriber growth will slow, wireless data services growth is starting to accelerate significantly. As transmission speeds increase and reliability improves, new and profitable data applications such as mobile TV and video downloads will be introduced.

     In the enterprise (business services) market, there are healthy signs of pricing stability. Indeed, a desire to stop falling prices is one factor behind the recent telecommunications company mega-mergers, which have created a smaller pool of competitors. From another perspective, the mergers are simply another way that companies are recombining assets to manage costs, differentiate products, and provide a full menu of services. In the long run, the mergers may increase the intensity of competition by giving companies greater incentives and abilities to enter each other’s markets.

     Though competitive challenges to the traditional telecommunication service providers remain, we believe the industry has shown tremendous resilience. Through it all, cash generation in this sector continues to be robust. Shareholders have benefited in the form of increasing dividends, a trend we expect to be maintained. For DNP shareholders, investment in these companies provides value through dividend income and the growth of that income. Therefore, we anticipate that the Fund will continue to invest in incumbent telecommunications companies around the world.

     Gas Industry—Persistent high costs: Although the price of natural gas dominated consumer and investor attention again in 2006, pressure on prices was somewhat alleviated by available reserves in storage after an unseasonably warm winter in late 2005 and early 2006. Because of the modest decline in gas prices through the summer months, companies that were significantly exposed to commodity gas prices tended not to outperform the yield-oriented local distribution companies (“LDCs”) in which your Fund invests. The average dividend yield of the LDC companies in DNP remains higher than the LDC peer group.

     Although current storage levels are more normal compared to 2006, it is unlikely that gas prices will decline meaningfully as storage is replenished over the next several months in preparation for the coming winter. Indeed, looking forward, there are reasonable concerns that North American natural gas supplies are insufficient to meet expected demand at current prices. Therefore, we continue to believe that, for the near- to medium-term, high and volatile natural gas prices are likely to persist. Production from existing wells has been growing less rapidly, and additional supply is more expensive to develop. New global supply sources, such as liquefied natural gas (“LNG”), have expanded, and there is ongoing construction of new receiving and transporting facilities, which will facilitate increased LNG imports from overseas. In order to attract LNG deliveries, however, the United States must compete with users of LNG in Europe and elsewhere in the world. Domestically, technological changes have allowed more gas to be recovered from existing sources, unconventional supplies are being developed, and new areas may be opened to exploration. However, relatively expensive new sources keep a floor under the price of natural gas.

     Over the last several years, local natural gas distribution companies have faced increasing expenses. In addition, companies have experienced a continuation of customer conservation of gas and higher consumer bad debt expense due to elevated natural gas prices. Consequently, there has been continued pressure on company profit margins. LDCs must turn to the regulators to seek recovery of these expenses. Indeed, we have seen and expect to see additional rate cases filed this year as companies seek recovery of the expenses they have been absorbing. In some cases already settled, regulators have been fair as well as creative in addressing the issues. We believe regulators are aware of the importance of financially healthy local utilities and will be reasonable in allowing rates to reflect additional cost burdens.

     Given the Fund’s income objective, we believe that it is appropriate to maintain our emphasis on low-risk companies with steady growth rates that sustain or grow their dividends annually.

     Real Estate Investment Trusts—M&A and fundamentals drive performance: The REIT sector had another good year in 2006, outperforming all broad stock market indexes. Merger and acquisition (M&A) activity and strong fundamentals were key drivers of performance.

     M&A activity among REITs increased in 2006 to 21 transactions including 15 publicly traded REITs that were taken private. That pace of M&A activity was more than double the number seen in 2005. Transactions took place in the office, mixed office and industrial, lodging, shopping center, diversified, specialty, free-standing, health care and self-storage sectors. Among the thirteen sectors of the REIT class only industrial, regional malls, apartments, and manufactured homes experienced no M&A activity.

     The increased pace of REITs being taken private was driven by an increase in the number of private real estate investment funds with unmet allocation goals, accommodative debt markets, and a mismatch between the value of publicly and privately traded real estate. M&A activity moved share prices higher and affirmed valuation for the group.

     Strong REIT group fundamentals were evidenced by upper single digit earnings growth in 2006. Our research shows that quoted rental rates are up in every sector, indicating a supply/demand imbalance and landlord pricing power. The supply of new rental properties has not been able to meet the growth in aggregate demand, with only limited pockets of excess availability by market or sector.

     We have a disciplined investment process, focusing on earnings and cash flow growth at a reasonable valuation, which means we resist pursuing investments solely for their take-out potential. Fundamentals continue to improve for the class and supply is constrained by replacement costs, which are driven by the relatively high cost of land and increased cost of construction particularly within the in-fill markets. We anticipate the securities we have selected for you will deliver above average earnings growth for 2007, and we will continue to emphasize secure and attractive dividend yields with diversification of holdings.

     Board of Directors Meeting: At the regular May 2007 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	June 29	July 10
6.5	July 31	August 10
6.5	August 31	September 10

     The Fund adopted a Managed Distribution Plan in February 2007. Please see the inside front cover and page 16 of this report and the Fund’s website (www.dnpselectincome.com) for additional information and details.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. These services are offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and dividend information at our website, http://www.dnpselectincome.com.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President and Chief
Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
March 31, 2007

COMMON STOCKS—98.8%
		Value
Shares	Description	(Note 1)

	¢ ELECTRIC AND GAS—72.4%
1,000,000	Atmos Energy Corp.	$31,280,000
3,071,300	CenterPoint Energy Inc.	55,099,122
1,125,000	Consolidated Edison Inc.	57,442,500
700,000	Dominion Resources, Inc.	62,139,000
3,530,000	Duke Energy Corp.	71,623,700
1,100,000	Energy East Corp.	26,796,000
1,464,000	Exelon Corp.	100,591,440
1,735,000	FPL Group Inc.	106,129,950
1,535,000	FirstEnergy Corp.	101,678,400
1,749,800	Great Plains Energy Inc.	56,781,010
581,000	Integrys Energy Group, Inc.	32,251,310
188,673	National Grid PLC ADR	14,869,319
675,714	National Grid PLC (United Kingdom)	10,569,359
800,000	Nicor Inc.	38,736,000
1,000,000	Northeast Utilities Inc.	32,770,000
2,237,200	NSTAR	78,570,464
1,350,000	PG&E Corp.	65,164,500
1,200,000	PPL Corp.	49,080,000
1,453,884	Pepco Holdings Inc.	42,191,714
1,500,000	Pinnacle West Capital Corp.	72,375,000
1,375,000	Progress Energy Inc.	69,355,000
900,000	Public Service Enterprise Group Inc.	74,736,000
1,000,000	Puget Energy, Inc.	25,680,000
393,000	RWE AG (Germany)	41,432,850
1,000,000	Scottish & Southern Energy ADR	30,224,600
850,000	Scottish & Southern Energy PLC (United Kingdom)	25,690,738
2,000,000	Southern Co.	73,300,000
1,015,000	Spectra Energy Corp.	26,664,050
2,200,000	Teco Energy Inc.	37,862,000
1,500,000	Vectren Corp.	42,900,000
1,000,000	WGL Holdings Inc.	31,980,000
1,000,000	Westar Energy Inc.	27,520,000
3,499,304	Xcel Energy Inc.	86,397,816
		1,699,881,842

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2007

		Value
Shares	Description	(Note 1)

	¢ TELECOMMUNICATION—17.4%
2,095,230	AT&T Inc.	$82,614,919
1,464,000	BCE Inc.	41,401,920
565,000	BT Group PLC ADR	33,905,650
1,377,000	Chunghwa Telecom Co. Ltd. ADR	27,429,840
2,500,000	Citizens Communications Co.	37,375,000
1,000,000	France Telecom SA	26,316,840
4,855,000	TeliaSonera AB (Sweden)	41,691,788
1,719,492	Verizon Communications Inc.	65,203,137
621,640	Vodafone Group PLC ADR	16,697,250
2,428,360	Windstream Corp.	35,672,608
		408,308,952

	¢ NON-UTILITY—9.0%
56,743	AMB Property Corp.	3,335,921
67,522	Alexandria Real Estate Equities Inc.	6,777,183
35,503	Apartment Investment and Management Co.	2,048,168
135,010	Archstone Smith Trust	7,328,343
53,329	AvalonBay Communities Inc.	6,932,770
70,349	Boston Properties Inc.	8,258,973
19,631	Camden Property Trust	1,380,256
165,660	Corporate Office Properties Trust	7,567,349
79,739	DCT Industrial Trust Inc.	943,312
125,128	Developers Diversified Realty Corp.	7,870,551
136,518	Diamondrock Hospitality Co.	2,593,842
146,428	Digital Realty Trust Inc.	5,842,477
23,040	Douglas Emmett Inc.	588,211
80,657	Duke Realty Corp.	3,506,160
180,034	Equity Residential	8,683,040
50,019	Essex Property Trust Inc.	6,476,460
161,797	Extra Space Storage Inc.	3,064,435
13,324	Federal Realty Investment Trust	1,207,421
143,913	General Growth Properties Inc.	9,292,462
182,904	Health Care Property Investors Inc.	6,590,031

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2007

		Value
Shares	Description	(Note 1)
36,271	Hospitality Properties Trust	$1,697,483
378,215	Host Hotels & Resorts Inc.	9,950,837
17,835	Kilroy Realty Corp.	1,315,331
193,720	Kimco Realty Corp.	9,441,913
51,837	LaSalle Hotel Properties	2,403,163
92,756	The Macerich Co.	8,566,944
178,322	ProLogis	11,578,448
103,604	Public Storage Inc.	9,808,191
73,759	Regency Centers Corp.	6,162,564
57,795	SL Green Realty Corp.	7,928,318
165,129	Simon Property Group Inc.	18,370,601
92,002	Sunstone Hotel Investors Inc.	2,507,975
45,100	Tanger Factory Outlet Centers, Inc.	1,821,589
152,655	UDR, Inc.	4,674,296
157,847	Ventas Inc.	6,650,094
80,630	Vornado Realty Trust	9,622,384
		212,787,496
	Total Common Stocks (Cost—$1,711,156,368)	2,320,978,290

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2007

PREFERRED STOCKS—8.0%
		Value
Shares	Description	(Note 1)
	¢ UTILITY—2.9%
700,000	Entergy Corp. 7 5/8% due 2/17/09	$45,493,000
220,000	Southern California Edison 6 1/8% Perpetual	22,543,136
		68,036,136
	¢ NON-UTILITY—5.1%
710,432	AMB Property Corp. 7% Series O Perpetual	18,329,146
17,300	AvalonBay Communities Inc. 8.70% Series H Perpetual	470,387
650,000	Duke Realty Corp. 6.95% Series M Perpetual	16,445,000
300,000	Federal National Mortgage Association 7% Perpetual	15,825,000
400,000	New Plan Excel Realty Trust 7 5/8% Series E Perpetual	10,008,000
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	23,238,000
600,000	Realty Income Corp. 7 3/8% Series D Perpetual	15,408,000
200,000	Vornado Realty Trust 7% Series E Perpetual	5,080,000
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	5,839,614
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	8,746,500
		119,389,647
	Total Preferred Stocks (Cost—$174,951,192)	187,425,783

BONDS—37.8%

		Ratings
			Standard
			and	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)
	¢ ELECTRIC AND GAS—12.0%
$10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11	Baa1	BBB+	$10,593,890
22,000,000	Arizona Public Service Company
	6 7/8%, due 8/01/36	Baa2	BBB–	23,476,332
19,450,000	Comed Financing II
	8½%, due 1/15/27	Ba2	BB	19,733,523

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2007

			Standard
			and	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)
$ 9,304,000	Commonwealth Edison Co.
	8%, due 5/15/08	Baa2	BBB	$9,416,485
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BB+	24,451,152
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	BBB	21,236,860
5,000,000	Entergy Corp.
	6.30%, due 9/01/35	Baa1	A–	4,970,365
24,340,000	Illinois Power Co.
	7 1/2%, due 6/15/09	Baa3	BBB–	24,692,054
17,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	A3	A	18,364,743
15,825,000	Niagara Mohawk Power Corp.
	8 7/8%, due 5/15/07	Baa1	A–	15,883,458
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	11,034,660
5,000,000	NSTAR
	8%, due 2/15/10	A2	A	5,380,120
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	11,458,485
16,043,000	Progress Energy Inc.
	7.10%, due 3/01/11	Baa2	BBB	17,140,245
22,750,000	Puget Capital Trust
	8.231%, due 6/01/27	Ba1	BB	21,977,865
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,865,234
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB–	6,971,388
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB–	10,211,493
10,000,000	TE Products Pipeline Co.
	7.51%, due 1/15/28	Baa3	BBB–	10,391,170
				281,249,522

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2007

		Ratings
			Standard
			and	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)

	¢ TELECOMMUNICATION—16.7%
$17,200,000	AT&T Wireless Services Inc.
	7 1/2%, due 5/01/07	A2	A	$17,226,196
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	A2	A–	12,150,935
15,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10	A2	A	16,150,617
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30	A2	A	11,736,100
22,000,000	British Telecom PLC
	8 3/8%, due 12/15/10	Baa1	BBB+	24,577,300
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB	16,409,610
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB	14,720,100
5,645,000	Comcast Cable Communications Inc.
	8 3/8%, due 5/01/07	Baa2	BBB+	5,657,859
13,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa2	BBB+	14,969,049
13,000,000	Deutsche Telekom Int’l Finance BV
	8%, due 6/15/10	A3	A–	14,102,179
23,140,000	France Telecom SA
	7 3/4%, due 3/01/11	A3	A–	25,231,856
17,000,000	Koninklijke KPN NV
	8%, due 10/01/10	Baa2	BBB+	18,454,622
15,000,000	Koninklijke KPN NV
	8 3/8%, due 10/01/30	Baa2	BBB+	17,027,745
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Baa3	BBB	24,953,666
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Baa3	BBB	11,168,690

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2007

		Ratings
			Standard
			and	Value
Par Value	Description	Moody’s	Poor’s	(Note 1)
$ 10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa2	BBB+	$11,829,170
32,000,000	Telecom Italia Capital
	7.20%, due 7/18/36	Baa2	BBB+	33,419,552
15,000,000	Telefonica Emisiones SAU
	7.045%, due 6/20/36	Baa1	BBB+	16,069,755
11,500,000	Telefonica Europe BV
	7 3/4%, due 9/15/10	Baa1	BBB+	12,401,347
5,000,000	Telefonica Europe BV
	8 1/4%, due 9/15/30	Baa1	BBB+	6,006,955
10,000,000	Telus Corp.
	7 1/2%, due 6/01/07	Baa1	BBB+	10,032,070
17,000,000	Telus Corp.
	8%, due 6/01/11	Baa1	BBB+	18,635,366
10,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	12,205,945
20,000,000	Vodafone Group PLC
	7 3/4%, due 2/15/10	A3	A–	21,361,440
5,000,000	Vodafone Group PLC
	7 7/8%, due 2/15/30	A3	A–	5,788,295
				392,286,419

	¢ NON-UTILITY—9.1%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A1	A+	11,065,016
9,600,000	Duke Realty LP
	6.80%, due 2/12/09	Baa1	BBB+	9,871,334
100,000,000	Federal National Mortgage Association
	7 1/4%, due 1/16/09	Aaa	AAA	101,506,800
				122,443,150
	Total Bonds (Cost—$809,305,923)			795,979,091

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2007

Par Value/			Value
Shares		Description	(Note 1)

SHORT-TERM INSTRUMENTS—32.5%

#$	5,737,561	AIM STIC Liquid Assets Portfolio	$5,737,561
#	95,000,000	Banc of America Securities LLC Repurchase Agreement,
		5.478%, dated 3/30/07, due 4/02/07, with a repurchase price of
		$95,043,367 and collateralized by $96,900,000 market value of
		corporate bonds having an average coupon rate of 5.81% and
		an original weighted average maturity of 1/24/16	95,000,000
#	25,000,000	Bank of America, NA
		5.49%, due 2/08/08	25,005,500
#	40,000,000	BNP Paribas Securities Repurchase Agreement,
		5.488%, dated 3/30/07, due 4/02/07, with a repurchase price of
		$40,018,293 and collateralized by $40,800,000 market value of
		corporate bonds having an average coupon rate of 5.47% and
		an original weighted average maturity of 11/24/14	40,000,000
#	25,000,000	Chesham Finance LLC
		5.260%, due 8/08/07	24,995,000
#	50,000,000	Citigroup Global Markets Inc. Master Note
		5.508%, due 4/02/07	50,000,000
#	100,000,000	Credit Suisse First Boston LLC Repurchase Agreement,
		5.478%, dated 3/30/07, due 4/02/07, with a repurchase price of
		$100,045,650 and collateralized by $102,000,366 market value of
		asset-backed securities (ABS) and corporate bonds having an
		average coupon rate of 7.37% and an original weighted average
		maturity of 8/20/29	100,000,000
#	50,000,000	Dresdner Kleinwort Wasserstein Securities LLC Repurchase Agreement,
		5.488%, dated 3/30/07, due 4/02/07, with a repurchase price of
		$50,022,867 and collateralized by $51,004,095 market value of
		corporate bonds having an average coupon rate of 6.25% and
		an original weighted average maturity of 11/20/17	50,000,000
#	25,000,000	East-Fleet Finance LLC
		5.343%, due 12/03/07	24,996,000

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2007

SHORT-TERM INSTRUMENTS—32.5%

Par Value/			Value
Shares		Description	(Note 1)
#$	25,000,000	Ebury Finance Ltd.
		5.270%, due 8/08/07	$24,995,000
	40,000,000	General Electric Capital Corp.
		5.222%, due 4/02/07	40,000,000
#	10,000,000	German Residential Funding PLC
		5.370%, due 8/22/07	10,001,740
#	113,000,000	Goldman Sachs & Co. Repurchase Agreement,
		5.508%, dated 3/30/07, due 4/02/07, with a repurchase price of
		$113,051,867 and collateralized by $115,260,001 market value of
		ABS and collateralized mortgage obligations (CMOs) having an
		average coupon rate of 5.82% and an original weighted average
		maturity of 1/11/37	113,000,000
#	50,000,000	Greenwich Capital Markets Inc. Repurchase Agreement,
		5.518%, dated 3/30/07, due 4/02/07, with a repurchase price of
		$50,022,992 and collateralized by $51,003,001 market value of
		CMOs having an average coupon rate of 5.00% and an original
		weighted average maturity of 10/25/35	50,000,000
#	50,000,000	Lehman Brothers Inc. Repurchase Agreement,
		5.488%, dated 3/30/07, due 4/02/07, with a repurchase price of
		$50,022,867 and collateralized by $51,000,415 market value of
		corporate bonds having an average coupon rate of 3.32% and
		an original weighted average maturity of 10/24/10	50,000,000
#	20,000,000	Morgan Stanley & Co., Inc.
		5.62%, due 1/11/08	20,021,480
#	50,000,000	Nomura Securities International Inc. Repurchase Agreement,
		5.488%, dated 3/30/07, due 4/02/07, with a repurchase price of
		$50,022,867 and collateralized by $51,000,000 market value of
		CMOs having an average coupon rate of 5.07% and an original
		weighted average maturity of 7/29/39	50,000,000
#	25,000,000	Premier Asset Collateralized Entity LLC
		5.37%, due 4/25/07	25,000,000
#	22,000,000	Sedna Finance Inc.
		5.33%, due 10/26/07	22,003,520

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2007

SHORT-TERM INSTRUMENTS—32.5%

Par Value/			Value
Shares		Description	(Note 1)
# $	35,000,000	Zane Funding LLC
		5.350%, due 4/13/07	$34,937,583
		Total Short-Term Instruments (Amortized Cost—$855,693,384)	855,693,384
		TOTAL INVESTMENTS—177.1% (Cost—$3,551,106,867)	4,160,076,548
		OTHER ASSETS LESS LIABILITIES—(55.8%)	(1,311,108,814)
		AUCTION PREFERRED STOCK—(21.3%)	(500,000,000)
		NET ASSETS APPLICABLE TO COMMON STOCK—100.0%
		(equivalent to $10.34 per share of common stock based on 227,170,556
		shares of common stock outstanding; authorized 250,000,000 shares)	$2,348,967,734

# This security was purchased with the cash proceeds from securities loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

______________
(1)	Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

(2)	At December 31, 2006, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $3,576,595,839, the Fund had gross unrealized appreciation of $610,438,317 and gross unrealized depreciation of $12,184,772.

DNP SELECT INCOME FUND INC.
Section 19(a) Notice

Notification of Sources of Distribution
Distribution Period	April 2007
Distribution Amount Per Share of Common Stock	$0.065

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital. All amounts are expressed per share of common stock based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

				% Breakdown of
		%	Total	the Total
		Breakdown	Cumulative	Cumulative
		of the	Distributions for	Distributions for
	Current	Current	the Fiscal Year	the Fiscal Year
	Distribution ($)	Distribution	to Date ($)	to Date
Net Investment Income	0.047	72%	0.143	55%
Net Realized Short Term Capital Gains	0	0%	0	0%
Net Realized Long Term Capital Gains	0	0%	0	0%
Return of Capital	0.018	28%	0.117	45%
Total (per common share)	0.065	100%	0.260	100%

Average annual total return (in relation to NAV) for the 5 years ended on April 30, 2007*	13.8%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2007	7.4%
Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2007	8.5%
Cumulative fiscal year distributions as a percentage of NAV as of April 30, 2007	2.5%

You should not necessarily draw any conclusions about the Fund’s investment performance from the amount of this distribution.

The Fund estimates that is has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report those distributions for federal income tax purposes. Please see the inside front cover of this report for additional information on the Fund’s distribution.

________
* Simple arithmetic average of each of the past five annual returns.

Board of Directors

FRANCIS E. JEFFRIES
Chairman

NANCY LAMPTON
Vice Chairman

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer

JOYCE B. RIEGEL
Chief Compliance Officer

MICHAEL SCHATT
Senior Vice President

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 1258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard W.L. Lyons, Inc.
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown, Rowe & Maw LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606